UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                          May 3, 1999 (April 27, 1999)
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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                     1-9076                 13-3295276
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  (State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)            File Number)           Identification No.)


     1700 East Putnam Avenue, Old Greenwich, Connecticut         06870-0811
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          (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code          (203) 698-5000
                                                       ------------------------


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events.
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          Registrant's press release dated April 27, 1999 is filed herewith as
Exhibit 20 and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.
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          (c)  Exhibits.
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               20.  Press release of Registrant dated April 27, 1999.




                                   SIGNATURE
                                   ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  FORTUNE BRANDS, INC.
                                                  ----------------------
                                                       (Registrant)


                                                  By:  /s/  Mark A. Roche
                                                     --------------------------
                                                       Mark A. Roche
                                                       Senior Vice President and
                                                       General Counsel


Date:  May 3, 1999

                                 EXHIBIT INDEX


                                                                 Sequentially
Exhibit                                                         Numbered Page
-------                                                         --------------


   20.    Press release of Registrant dated
          April 27, 1999.